UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646		13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of LCI Industries was held on May 18, 2023. The total shares outstanding on the record date, March 24, 2023, were 25,297,988. The total shares represented at the meeting in person or by proxy were 23,801,422. The following matters were voted upon:

(1)    To elect a Board of ten Directors:

	For	Against	Abstain	Broker Non-Votes
Tracy D. Graham	22,208,865	382,237	17,404	1,192,916
Brendan J. Deely	21,950,389	641,170	16,947	1,192,916
James F. Gero	21,887,010	701,484	20,012	1,192,916
Virginia L. Henkels	22,430,291	158,048	20,167	1,192,916
Jason D. Lippert	22,375,604	216,260	16,642	1,192,916
Stephanie K. Mains	22,408,889	179,453	20,164	1,192,916
Linda K. Myers	22,439,395	148,825	20,286	1,192,916
Kieran M. O’ Sullivan	22,322,331	269,197	16,978	1,192,916
David A. Reed	22,101,297	487,042	20,167	1,192,916
John A. Sirpilla	22,446,325	144,985	17,196	1,192,916

Each of the persons listed above were elected to serve as Directors until the next Annual Meeting of Stockholders.

(2)    To approve, in a non-binding advisory vote, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
21,613,730	978,177	16,599	1,192,916

(3)    To approve, in a non-binding advisory vote, whether future stockholder votes on the compensation of the named executive officers should occur every one, two, or three years:

1 Year	2 Years	3 Years	Abstain
21,777,552	29,948	769,694	31,312

In accordance with the Board of Directors’ recommendation, and based on the results of this advisory vote, the Company will continue to hold an annual advisory vote on executive compensation.

(4)    To ratify the selection of KPMG LLP as independent auditors for the year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
23,226,345	563,744	11,333	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Lillian D. Etzkorn Lillian D. Etzkorn Chief Financial Officer

Dated:	May 22, 2023